UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-06260)

Quaker Investment Trust
(Exact name of registrant as specified in charter)

2500 Weston Road, Suite 101
Weston, FL 33331
(Address of principal executive offices) (Zip code)

Alyssa Greenspan
Quaker Investment Trust
2500 Weston Road, Suite 101
Weston, FL 33331
(Name and address of agent for service)

(800) 220-8888
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2020

Date of reporting period:  June 30, 2020

Item 1. Report to Stockholders.

Annual Report

June 30, 2020

Quaker Impact Growth Fund

Quaker Small/Mid-Cap Impact Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.ccminvests.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling toll-free 800-220-8888 or by sending an email request to the Funds at info@ccminvests.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call toll-free 800-220-8888 or send an email request to info@ccminvests.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Mutual fund investing involves risk. Principal loss is possible. Equity securities are subject to price fluctuation. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Funds invest in companies that appear to be “undervalued” in the marketplace. The Funds’ exposure to (MLPs) may subject the Funds to greater volatility than investments in traditional securities.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chair’s Letter to the Shareholders (unaudited)

June 30, 2020

Dear Shareholders:

On behalf of the Board of Trustees of the Quaker Investment Trust, I am pleased to present the Annual Report to Shareholders for the year ended June 30, 2020.

We applaud the disciplined and productive efforts of Community Capital Management, Inc., registered investment advisor to the Trust, and we thank you, our shareholders, for your investments. We appreciate your continued confidence.

Sincerely,

James R. Brinton

Chair and Lead Independent Trustee

Quaker Investment Trust

Performance Update (unaudited)

Quaker Impact Growth Fund (QUAGX,QAGIX)

The institutional share class of the Quaker Impact Growth Fund returned 5.31% for the fiscal year ended June 30, 2020, underperforming the S&P 500’s return of 7.51%. The Fund’s underperformance versus its benchmark was partially driven by a larger percent of its holdings having been in the financial and energy sectors. These sectors were the two worst performing sectors within the S&P 500. The Fund also had lower percent of its holdings versus the S&P 500 in the technology sector, which was the best performing sector. The Fund generated positive returns versus the benchmark when it came to selecting securities within specific sectors (i.e. the security selection effect). Strong security selection within the technology, energy, and utilities sectors was partially offset by negative security selection in the consumer, non-cyclical and consumer, cyclical sectors.

The portfolio management team seeks to invest in high-quality companies who have a demonstrated history of above average earnings growth.We believe that these companies are trading at discounts to their historical valuations, and anticipate that they will potentially grow their earnings at above the average of companies of the Fund’s benchmark.

During the end of the first quarter and beginning of the second calendar quarter of 2020, uncertainty surrounding the impacts of COVID-19 on the economy resulted in significant volatility within the stock market. The Fund’s holdings were not immune to this volatility; however, since the end of March 2020, the Fund has outperformed its benchmark. We believe that this outperformance is in part attributable to the strategy of owning stocks of high quality companies with low debt levels.

We continue to manage the Fund with a focus on sustainability.More than 50% of the portfolio is comprised of companies that we believe provide a net benefit to society through their focus on social wellbeing and/or preserving and protecting the environment. We define these companies as moderate positive impact or strong positive impact. Investments that fall under this umbrella range from pharmaceutical and healthcare services companies to renewable energy producers and banks with strong community development efforts.

It is likely there will be continued market volatility driven by the significant uncertainties surrounding COVID-19 and the presidential election. The unprecedented fiscal and monetary policy during the pandemic has kept money flowing into consumers’ pockets and allowed companies to tap credit markets while economies around the world shutdown. Going forward, decisions around monetary and fiscal policy are likely to impact the outlooks for the economy and corporate earnings.

Markets tend to be volatile during presidential elections years. We expect 2020 to be no exception, given the polarity of politics in the U.S. Overall, we believe that companies with strong fundamentals perform the best over the long term and as the fiscal and monetary stimulus slow down and are dialed back, high quality stocks with reasonable valuations may outperform those trading at record valuations with low quality or no earnings.

Sincerely,

The Portfolio Management Team

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

2	2 0 2 0 A N N U A L R E P O R T

Performance Update (unaudited) (continued)

Quaker Impact Growth Fund

TOTAL NET ASSETS:

AS OF JUNE 30, 2020

$56,336,984

Top 10 Holdings* (% of net assets)
Microsoft Corp.	9.0%
Amazon.com Inc.	8.4%
Apple Inc.	5.5%
Facebook Inc. Cl A	5.1%
Dell Technologies Inc.	3.7%
Alphabet Inc. Cl C	3.3%
Alphabet Inc. Cl A	3.2%
Visa Inc. Cl A	2.6%
Berkshire Hathaway Inc. Cl B	2.5%
BlackRock Inc.	2.4%
% Fund Total	45.7%

* Includes Long-Term Investments only.

Sectors (% of net assets)

2 0 2 0 A N N U A L R E P O R T	3

Performance Update (unaudited) (continued)

Quaker Impact Growth Fund (QUAGX, QAGIX)

Growth of a Hypothetical $10,000 Investment

June 30, 2020

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year	Inception through 6/30/20+
Advisor Class	2.12%	1/1/18	5.05%	6.61%
Institutional Class	1.87%	1/1/18	5.31%	6.89%
S&P 500® Total Return Index**			7.51%	8.24%
*	As stated in the Prospectus dated October 28, 2019 as amended March 24, 2020.
**	The benchmark since inception returns are calculated since inception of January 1, 2018 through June 30, 2020.
+	The Fund amended and restated its Registration Statement to change the performance reporting history. The inception date for the Fund’s performance history is now January 1, 2018, the date Community Capital Management, Inc. became the new investment adviser to the Fund.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.ccminvests.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“S&P 500® Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The S&P 500® Index assumes reinvestment of all dividends and distributions.

4	2 0 2 0 A N N U A L R E P O R T

Performance Update (unaudited)

Quaker Small/Mid-Cap Impact Value Fund (QUSVX, QSVIX)

The Quaker Small/Mid-Cap Impact Value Fund institutional share class returned (29.89%) for the fiscal year ended June 30, 2020. The Fund underperformed the Russell 2500 Value Index return of (15.50%).

The Fund outperformed its benchmark by 1.85% during the second half of calendar year 2019. This outperformance was largely in part driven by two stocks held inside of the Fund. These two holdings were acquired by other companies at prices that were significantly above where they were trading, resulting in significant gains for the Fund. The portfolio’s insurance, real estate investment trusts (REITs), and alternative energy holdings also posted strong returns during this time-period.

The Fund underperformed its benchmark in the first and second calendar quarters of 2020. Uncertainty around the impacts of COVID-19 on the economy resulted in significant market volatility. The Russell 2500 Value Index declined approximately 45% from its peak in January 2020 and the Fund underperformed by 10.85% until the Index bottomed out in mid-March. The main driver of underperformance was the Fund’s exposures to companies that were the most impacted by COVID-19 such as hotels, mortgage REITs and entertainment facilities.

We continue to structure the portfolio to have a major percentage of the holdings in investments we have characterized as moderate positive impact and strong positive impact.As part of our active management research process, we have extensively reviewed and discussed each holding in the portfolio in determining our rating of the company’s impact on the environment and social well-being.

It continues to remain a difficult environment for value investments as the long stretch of growth outperforming value has continued. However, we believe that the multi-year outperformance of growth over value investments has created opportunities to find small and middle market cap companies providing what we believe to be excellent relative and absolute value situations.

We have positioned the Fund to be comprised of companies whose fundamentals may remain resilient as the effects of the global pandemic pans out.We believe that the concerns around consumer spending and the movement in interest rates since the start of 2020, may result in the stocks of companies with stable long-term cash flow profiles outperforming the Fund’s benchmark over the next 12 months. We also expect that certain areas of the economy may benefit from the acceleration of trends resulting from the pandemic. We are on the look out to find investments that fit these themes at attractive valuations.

Sincerely,

The Portfolio Management Team

The Fund invests in smaller companies. Smaller companies can be riskier investments than larger companies. The Fund invests in companies that appear to be “undervalued” in the marketplace. The Fund’s exposure to (MLPs) may subject the Fund to greater volatility than investments in traditional securities.

2 0 2 0 A N N U A L R E P O R T	5

Performance Update (unaudited) (continued)

Quaker Small/Mid-Cap Impact Value Fund

TOTAL NET ASSETS:

AS OF JUNE 30, 2020

$18,588,629

Top 10 Holdings* (% of net assets)
Independence Realty Trust Inc.	5.6%
Enviva Partners LP	5.3%
SYNNEX Corp.	4.5%
Skyline Champion Corp.	4.3%
AGNC Investment Corp., 6.125%, Perpetual Preferred	4.2%
Ameriprise Financial Inc.	4.0%
Raymond James Financial Inc.	3.6%
Two Harbors Investment Corp., 7.25%, Perpetual Preferred	3.5%
Crestwood Equity Partners LP	3.1%
Starwood Property Trust Inc.	3.1%
% Fund Total	41.2%

* Includes Long-Term Investments only.

Sectors (% of net assets)

6	2 0 2 0 A N N U A L R E P O R T

Performance Update (unaudited) (continued)

Quaker Small/Mid-Cap Impact Value Fund (QUSVX, QSVIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2020

Average Annualized Total Return
	Gross Expense Ratio*	Net Expense Ratio*	Inception Date	One Year	Inception through 6/30/20+
Advisor Class	2.51%	1.71%	1/1/18	-30.04%	-11.02%
Institutional Class	2.26%	1.46%	1/1/18	-29.89%	-10.79%
Russell 2500® Value Index**				-15.50%	-6.15%
Russell 2500® Index**				-4.70%	0.91%
*	As stated in the Prospectus dated October 28, 2019 as amended March 24, 2020. The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets through October 30, 2020. Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years.
**	The benchmarks since inception returns are calculated since inception of January 1, 2018 through June 30, 2020.
+	The Fund amended and restated its Registration Statement to change the performance reporting history. The inception date for the Fund’s performance history is now January 1, 2018, the date Community Capital Management, Inc. became the new investment adviser to the Fund.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.ccminvests.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2500® Index is a widely recognized, unmanaged index comprised of the smallest 2500 companies represented in the Russell 3000® Index.

2 0 2 0 A N N U A L R E P O R T	7

Expense Information (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2020 through June 30, 2020.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value (1/1/2020)	Annualized Expense Ratio for the Period	Ending Account Value (6/30/2020)	Expenses Paid During Period*
Impact Growth
Example based on actual return of:
Advisor Class	-5.06%	$1,000.00	2.11%	$949.40	$10.23
Institutional Class	-4.90%	1,000.00	1.86%	951.00	9.02
Hypothetical example based on assumed 5% return:
Advisor Class		1,000.00	2.11%	1,014.37	10.57
Institutional Class		1,000.00	1.86%	1,015.61	9.32
Small/Mid-Cap Impact Value
Example based on actual return of:
Advisor Class	-35.81%	1,000.00	1.55%	641.90	6.33
Institutional Class	-35.72%	1,000.00	1.30%	642.80	5.31
Hypothetical example based on assumed 5% return:
Advisor Class		1,000.00	1.55%	1,017.16	7.77
Institutional Class		1,000.00	1.30%	1,018.40	6.52
*

Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 366 to reflect the one-half year period.

8	2 0 2 0 A N N U A L R E P O R T

Schedule of Investments

Quaker Impact Growth Fund

June 30, 2020

	Number of Shares	Fair Value
Long-Term Investments — 94.1%
Common Stocks — 88.7%
Communications — 20.6%
E-Commerce/Products — 8.4%
Amazon.com Inc. (a)	1,727	$4,764,482
Internet Content-Entertainment — 5.1%
Facebook Inc. Cl A (a)	12,611	2,863,580
Radio — 0.6%
Liberty Media Corp.-Liberty SiriusXM Cl A (a)	8,600	296,872
Liberty Media Corp.-Liberty SiriusXM Cl C (a)	846	29,145
		326,017
Web Portals/Internet Service Providers — 6.5%
Alphabet Inc. Cl A (a)	1,262	1,789,579
Alphabet Inc. Cl C (a)	1,328	1,877,274
		3,666,853
Total Communications
(Cost $7,432,529)		11,620,932
Consumer, Cyclical — 5.8%
Athletic Footwear — 0.5%
adidas AG -SP-ADR (a) f	2,000	263,360
Automotive/Truck Parts & Equipment-Original — 0.3%
Westport Fuel Systems Inc. (a) f	144,571	179,268
Building-Residential/Commercial — 0.6%
Toll Brothers Inc.	10,000	325,900
Distribution/Wholesale — 2.6%
IAA Inc. (a)	19,600	755,972
LKQ Corp. (a)	27,500	720,500
		1,476,472
Retail-Building Products — 0.6%
The Home Depot Inc.	1,435	359,482
Retail-Restaurants — 1.2%
Starbucks Corp.	8,844	650,830
Total Consumer, Cyclical
(Cost $3,529,811)		3,255,312
Consumer, Non-cyclical —16.0%
Commercial Services-Financial — 1.6%
PayPal Holdings Inc. (a)	4,998	870,802
Diagnostic Equipment — 1.4%
Thermo Fisher Scientific Inc.	2,181	790,264
Drug Delivery Systems — 0.6%
Becton Dickinson and Co.	1,437	343,831
Medical Instruments — 2.4%
Edwards Lifesciences Corp. (a)	3,810	263,309
Intuitive Surgical Inc. (a)	854	486,635
Medtronic PLC f	6,222	570,557
		1,320,501
Medical Labs & Testing Services — 1.1%
Laboratory Corp.of America Holdings (a)	3,850	639,523
Medical Products — 1.6%
The Cooper Cos. Inc.	1,479	419,503
LivaNova PLC (a) f	3,000	144,390
Stryker Corp.	1,956	352,452
		916,345
Medical-Biomedical/Genetics — 2.4%
Amgen Inc.	3,285	774,800
MYOS RENS Technology Inc. (a)	142,452	125,358
Regeneron Pharmaceuticals Inc. (a)	722	450,275
		1,350,433
Medical-Drugs — 3.4%
Bristol-Myers Squibb Co.	16,560	973,728
Merck & Co Inc.	12,000	927,960
		1,901,688
Medical-Health Maintenance Organization — 0.9%
Anthem Inc.	2,000	525,960
Pharmacy Services — 0.6%
Cigna Corp.	1,800	337,770
Total Consumer, Non-cyclical
(Cost $7,586,370)		8,997,117
Energy — 3.4%
Energy-Alternate Sources — 2.4%
Enviva Partners LP	19,993	720,548
NextEra Energy Partners LP	12,447	638,282
		1,358,830
Pipelines — 1.0%
Crestwood Equity Partners LP	41,100	538,821
Total Energy
(Cost $2,207,255)		1,897,651

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	9

Schedule of Investments (continued)

Quaker Impact Growth Fund

June 30, 2020

	Number of Shares	Fair Value
Common Stocks — 88.7% (Continued)
Financial — 15.3%
Diversified Banking Institutions — 1.3%
JPMorgan Chase & Co.	7,750	$728,965
Finance-Credit Card — 5.5%
Discover Financial Services	9,500	475,855
Mastercard Inc. Cl A	3,910	1,156,187
Visa Inc. Cl A	7,600	1,468,092
		3,100,134
Investment Management/Advisory Services — 4.4%
Ameriprise Financial Inc.	3,819	573,003
BlackRock Inc.	2,500	1,360,225
Raymond James Financial Inc.	7,885	542,725
		2,475,953
Property/Casualty Insurance — 2.6%
Berkshire Hathaway Inc. Cl B (a)	8,000	1,428,080
Tiptree Inc.	11,000	70,950
		1,499,030
Super-Regional Banks — 1.5%
The PNC Financial Services Group Inc.	8,000	841,680
Total Financial
(Cost $7,811,923)		8,645,762
Industrial — 0.9%
Instruments-Scientific — 0.9%
PerkinElmer Inc.	5,115	501,730
Total Industrial
(Cost $398,034)		501,730
Technology — 25.2%
Applications Software — 9.7%
Microsoft Corp.	25,000	5,087,750
salesforce.com Inc. (a)	2,000	374,660
		5,462,410
Computer Services — 0.5%
MAXIMUS Inc.	4,250	299,412
Computer Software — 2.1%
Akamai Technologies Inc. (a)	4,000	428,360
Dropbox Inc. (a)	35,000	761,950
		1,190,310
Computers — 9.2%
Apple Inc.	8,550	3,119,040
Dell Technologies Inc. (a)	37,500	2,060,250
		5,179,290
Data Processing/Management — 0.1%
ImageWare Systems Inc. (a)	125,000	45,000
Electronic Components-Semiconducters — 2.0%
NVIDIA Corp.	3,000	1,139,730
Electronic Forms — 1.6%
Adobe Inc. (a)	2,087	908,492
Total Technology
(Cost $8,719,605)		14,224,644
Utilities — 1.5%
Electric-Generation — 0.9%
Brookfield Renewable Partners LP f	10,276	492,220
Electric-Integrated — 0.6%
NextEra Energy Inc.	1,500	360,255
Total Utilities
(Cost $562,815)		852,475
Total Common Stocks
(Cost $38,248,342)		49,995,623

Real Estate Investment Trusts — 5.3%
Apartments — 2.0%
Independence Realty Trust Inc.	100,000	1,149,000
Diversified — 2.0%
American Tower Corp.	1,608	415,733
Equinix Inc.	990	695,277
		1,111,010
Mortgage — 0.7%
Starwood Property Trust Inc.	7,519	112,484
Two Harbors Investment Corp.	60,000	302,400
		414,884
Warehouse & Industrial — 0.6%
Rexford Industrial Realty Inc.	8,000	331,440
Total Real Estate Investment Trusts
(Cost $2,534,312)		3,006,334

Rights — 0.0%
Consumer, Non-cyclical — 0.0%
Medical Drugs — 0.0%
Bristol-Myers Squibb Co. (a)	3,500	12,530
Total Rights
(Cost $7,455)		12,530

The accompanying notes are an integral part of the financial statements.

10	2 0 2 0 A N N U A L R E P O R T

Schedule of Investments (continued)

Quaker Impact Growth Fund

June 30, 2020

	Number of Shares	Fair Value
Escrow Shares — 0.1%
Consumer, Cyclical — 0.1%
Airlines — 0.1%
AMR Corp. Escrow (a)*^	218,835	$28,449
Total Escrow Shares
(Cost $24,536)		28,449

	Par Value
Escrow Notes — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
CB Trailer Bridge Inc. (Toys R Us) (a)+*^	$66,000	0
Total Escrow Notes
(Cost $65,792)		0
Total Long-Term Investments
(Cost $40,880,437)		53,042,936

	Number of Shares
Short-Term Investments— 6.5%
Money Market Fund — 6.5%
First American Government
Obligations Fund, Cl X,0.900% (b)	3,655,531	3,655,531
Total Money Market Fund
(Cost $3,655,531)		3,655,531
Total Investments
(Cost $44,535,968) — 100.6%		56,698,467
Liabilities in Excess
of Other Assets, Net (0.6)%		(361,483)
Total Net Assets — 100.0%		$56,336,984

SP-ADR - Sponsored American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate quoted is the annualized 7 day yield as of June 30, 2020.
f	Foreign issued security.
+	Default security.
*	Indicates an illiquid security. Total market value for illiquid securities is $28,449, representing 0.1% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $28,449, representing 0.1% of net assets and level 3 securities.

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	11

Schedule of Investments

Quaker Small/Mid-Cap Impact Value Fund

June 30, 2020

	Number of Shares	Fair Value
Long-Term Investments — 95.3%
Common Stocks — 55.9%
Communications — 3.2%
Radio — 3.2%
Liberty Media Corp.-Liberty SiriusXM Cl A (a)	15,750	$543,690
Liberty Media Corp.-Liberty SiriusXM Cl C (a)	1,548	53,328
Total Communications
(Cost $609,191)		597,018
Consumer, Cyclical — 9.2%
Automotive/Truck Parts & Equipment-Original — 1.1%
Westport Fuel Systems Inc. (a) f	160,000	198,400
Building-Mobil Home/Manufactured Housing — 4.3%
Skyline Champion Corp. (a)	33,000	803,220
Building-Residential/Commercial — 1.1%
Toll Brothers Inc.	6,000	195,540
Distribution/Wholesale — 1.8%
LKQ Corp. (a)	13,000	340,600
Retail-Restaurants — 0.9%
Cracker Barrel Old Country Store Inc.	1,500	166,365
Total Consumer, Cyclical
(Cost $1,917,384)		1,704,125
Consumer, Non-cyclical — 6.3%
Medical Labs & Testing Services — 1.4%
Laboratory Corp.of America Holdings (a)	1,600	265,776
Medical Products — 2.3%
LivaNova PLC (a) f	9,000	433,170
Medical-Health Maintenance Organization — 2.6%
Centene Corp. (a)	7,500	476,625
Medical-Hospitals — 0.0%
Nobilis Health Corp. (a) f	38,393	100
Total Consumer, Non-cyclical
(Cost $1,442,782)		1,175,671
Energy — 8.4%
Energy-Alternate Sources — 5.3%
Enviva Partners LP	27,500	991,100
Pipelines — 3.1%
Crestwood Equity Partners LP	44,000	576,840
Total Energy
(Cost $2,007,010)		1,567,940
Financial — 19.7%
Commercial Banks — 3.0%
Financial Institutions Inc.	10,000	186,100
Synovus Financial Corp.	18,000	369,540
		555,640
Finance-Credit Card — 1.1%
Discover Financial Services	4,000	200,360
Investment Management/Advisory Services — 7.6%
Ameriprise Financial Inc.	5,000	750,200
Raymond James Financial Inc.	9,700	667,651
		1,417,851
Property/Casualty Insurance — 4.0%
Ambac Financial Group Inc. (a)	16,000	229,120
Tiptree Inc.	80,000	516,000
		745,120
Real Estate Operating/Development — 2.1%
Invesque Inc. f	158,000	393,420
Savings & Loans/Thrifts — 1.9%
TFS Financial Corp.	24,000	343,440
Total Financial
(Cost $4,810,646)		3,655,831
Industrial — 6.7%
Electronic Parts Distributors — 4.5%
SYNNEX Corp.	7,000	838,390
Machinery-General Industrial — 0.9%
Wabtec Corp.	3,000	172,710
Transport-Services — 1.3%
CH Robinson Worldwide Inc.	3,000	237,180
Total Industrial
(Cost $1,046,250)		1,248,280
Technology — 2.4%
Computer Software — 2.3%
Akamai Technologies Inc. (a)	4,000	428,360
Data Processing/Management — 0.1%
ImageWare Systems Inc. (a)	30,000	10,800
Total Technology
(Cost $395,638)		439,160
Total Common Stocks
(Cost $12,228,901)		10,388,025

The accompanying notes are an integral part of the financial statements.

12	2 0 2 0 A N N U A L R E P O R T

Schedule of Investments (continued)

Quaker Small/Mid-Cap Impact Value Fund

June 30, 2020

	Number of Shares	Fair Value
Business Development Company — 2.7%
Ares Capital Corp.	20,000	$289,000
FS KKR Capital Corp.	14,889	208,446
Total Business Development Company
(Cost $663,212)		497,446

Preferred Stocks — 3.7%
Energy — 3.0%
Pipelines — 3.0%
Crestwood Equity Partners LP, 9.25%, Perpetual	99,909	546,502
Total Energy
(Cost $754,198)		546,502
Industrial — 0.7%
Transportation-Marine — 0.7%
GasLog Partners LP, 8.20%, Perpetual f ▲	9,033	136,941
Total Industrial
(Cost $216,057)		136,941
Total Preferred Stocks
(Cost $970,255)		683,443

Real Estate Investment Trusts — 33.0%
Apartments — 5.6%
Independence Realty Trust Inc.	90,000	1,034,100
Diversified — 2.7%
WP Carey Inc.	7,500	507,375
Health Care — 1.0%
Ventas Inc.	5,000	183,100
Mortgage — 17.8%
AG Mortgage Investment Trust Inc., 8.00%, Perpetual Preferred ▲	8,709	124,887
AGNC Investment Corp., 6.125%, Perpetual Preferred ▲	38,000	780,520
AGNC Investment Corp., 6.875%, Perpetual Preferred ▲	4,849	106,145
Annaly Capital Management Inc., 7.50%, Perpetual Preferred	16,000	382,720
Capstead Mortgage Corp., 7.50%, Perpetual Preferred	17,500	392,350
Dynex Capital, Inc., 6.90%, Perpetual Preferred ▲	3,594	81,871
Starwood Property Trust Inc.	38,000	568,480
Two Harbors Investment Corp., 7.25%, Perpetual Preferred ▲	31,500	649,530
Two Harbors Investment Corp., 8.125%, Perpetual Preferred ▲	10,089	227,507
		3,314,010
Office Property — 3.1%
Alexandria Real Estate Equities Inc.	3,500	567,875
Single Tenant — 1.5%
Four Corners Property Trust Inc.	4,500	109,800
National Retail Properties Inc.	5,000	177,400
		287,200
Warehouse & Industrial — 1.3%
Rexford Industrial Realty Inc.	6,000	248,580
Total Real Estate Investment Trusts
(Cost $5,886,427)		6,142,240
Total Long-Term Investments
(Cost $19,748,795)		17,711,154

Short-Term Investments — 5.2%
Money Market Fund — 5.2%
First American Government
Obligations Fund, Cl X,0.900% (b)	977,727	977,727
Total Short-Term Investments
(Cost $977,727)		977,727
Total Investments
(Cost $20,726,522) — 100.5%		18,688,881
Liabilities in Excess of Other Assets, Net (0.5)%		(100,252)
Total Net Assets — 100.0%		$18,588,629
(a)	Non-income producing security.
(b)	The rate quoted is the annualized 7 day yield as of June 30, 2020.
f	Foreign issued security.
▲	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	13

Statements of Assets and Liabilities

June 30, 2020

	Quaker Impact Growth Fund	Quaker Small/Mid-Cap Impact Value Fund
ASSETS:
Investments, at value	$56,698,467	$18,688,881
Cash	5,129	—
Due from advisor (Note 3)	—	6,581
Receivables:
Dividends and interest	33,622	81,070
Capital shares sold	823	11,308
Prepaid expenses and other assets	23,357	20,502
Total assets	56,761,398	18,808,342

LIABILITIES:
Payables:
Due to advisor (Note 3)	33,996	—
Capital shares redeemed	753	5,801
Investment securities purchased	298,613	179,168
Distribution fees	9,748	1,245
Transfer agent fees	24,880	8,620
Audit fees	21,649	8,351
Fund administration and accounting fees	15,791	5,537
Shareholder servicing fees	8,586	3,243
Accrued expenses	10,398	7,748
Total liabilities	424,414	219,713
Net assets	$56,336,984	$18,588,629

NET ASSETS CONSIST OF:
Paid-in capital	$44,119,644	$27,275,677
Total distributable earnings (losses)	12,217,340	(8,687,048)
Total net assets	$56,336,984	$18,588,629
Total investments, at cost	$44,535,968	$20,726,522
Advisor Class shares:
Net assets	$47,731,459	$5,890,026
Shares of beneficial interest outstanding(1)	1,351,608	512,444
Net asset value per share and redemption price per share	$35.31	$11.49
Institutional Class Shares:
Net assets	$8,605,525	$12,698,603
Shares of beneficial interest outstanding(1)	231,155	1,002,063
Net asset value per share and redemption price per share	$37.23	$12.67

(1) Unlimited number of shares of beneficial interest with no par value authorized.

The accompanying notes are an integral part of the financial statements.

14	2 0 2 0 A N N U A L R E P O R T

Statements of Operations

For the Fiscal Year Ended June 30, 2020

	Quaker Impact Growth Fund	Quaker Small/Mid-Cap Impact Value Fund
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign withholding taxes)	$638,225	$450,252
Interest	21,409	25,746
Other Income	735	235
Total income	660,369	476,233
Expenses:
Investment advisory fees (Note 3)	443,676	204,424
Transfer agent fees	141,826	52,055
Distribution fee – Advisor Class	126,019	20,720
Insurance	98,156	32,060
Funds administration and accounting fees	91,895	36,109
Trustee fees	71,440	28,560
Shareholder servicing fees	64,127	18,613
Chief Compliance Officer fees	46,817	25,183
Registration and filing expenses	46,389	43,064
Legal fees	35,655	14,305
Audit fees	21,538	8,462
Printing expenses	16,943	13,271
Custody fees	4,717	5,827
Other operating expenses	2,446	2,339
Total expenses	1,211,644	504,992
Investment advisory fees reimbursed (Note 3)	—	(188,993)
Net expenses	1,211,644	315,999
Net investment income (loss)	(551,275)	160,234

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	1,013,407	(6,032,512)
Foreign currency transactions	139	—
Net realized gain (loss) on investments	1,103,546	(6,032,512)
Net change in unrealized appreciation (depreciation) of investments:
Securities	2,442,904	(2,793,218)
Net realized and unrealized gain (loss) on investments	3,456,450	(8,825,730)
Net increase (decrease) in net assets resulting from operations	$2,905,175	$(8,665,496)
(Foreign withholding taxes on dividends/tax reclaims/interest)	$(1,989)	$(4,431)

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	15

Statements of Changes in Net Assets

Quaker Impact Growth Fund

	For the Years Ended June 30,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(551,275)	$(621,884)
Net realized gain (loss) on investment transactions:
Securities	1,013,407	2,006,003
Foreign currency transactions	139	(525)
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	2,442,904	3,114,591
Net increase (decrease) in net assets resulting from operations	2,905,175	4,498,185
Distributions to shareholders from:
Advisor Class	(959,644)	—
Institutional Class	(159,052)	—
Total distributions	(1,118,696)	—
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	(7,487,483)	(7,583,509)
Total increase (decrease) in net assets	(5,701,004)	(3,085,324)

NET ASSETS
Beginning of year	62,037,988	65,123,312
End of year	$56,336,984	$62,037,988

The accompanying notes are an integral part of the financial statements.

16	2 0 2 0 A N N U A L R E P O R T

Statements of Changes in Net Assets (continued)

Quaker Small/Mid-Cap Impact Value Fund

	For the Years Ended June 30,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$160,234	$107,369
Net realized gain (loss) on investment transactions:
Securities	(6,032,512)	1,903,780
Foreign currency transactions	—	(2,335)
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	(2,793,218)	(1,170,301)
Net increase (decrease) in net assets resulting from operations	(8,665,496)	838,513
Distributions to shareholders from:
Advisor Class	(675,516)	(1,482,530)
Institutional Class	(1,222,174)	(2,207,375)
Total distributions	(1,897,690)	(3,689,905)
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	9,165,439	7,084,717
Total increase (decrease) in net assets	(1,397,747)	4,233,325

NET ASSETS
Beginning of year	19,986,376	15,753,051
End of year	$18,588,629	$19,986,376

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	17

Financial Highlights

Quaker Impact Growth Fund

(For a Share Outstanding Throughout each Year)

	Advisor Class

	Years Ended June 30,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$34.22	$31.87	$27.86	$23.80		$26.55
Income from investment operations:
Net investment income (loss)(1)	(0.34)	(0.30)	(0.24)	(0.07)		(0.32)
Net realized and unrealized gain (loss) on investments	2.10	2.65	4.25	4.13		(2.43)
Total from investment operations	1.76	2.35	4.01	4.06		(2.75)
Distributions to shareholders from:
Net investment income	—	—	—	—		—
Net realized capital gain	(0.67)	—	—	—		—
Total distributions	(0.67)	—	—	—		—
Net asset value, end of year	$35.31	$34.22	$31.87	$27.86		$23.80
Total Return(2)	5.05%	7.37%	14.39%	17.01%		(10.36)%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$47,731	$53,292	$44,964	$49,859		$57,159
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	2.09%	2.48%	2.30%	2.34	%(3)(4)	2.30	%(3)(4)
After expense reimbursements or recoveries	2.09%	2.48%	2.30%	2.22	%(3)(5)	2.24	%(3)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries	(0.97)%	(0.99)%	(0.78)%	(0.40	)%(3)	(1.34	)%(3)*
After expense reimbursements or recoveries	(0.97)%	(0.99)%	(0.78)%	(0.28	)%(3)	(1.28	)%(3)*
Portfolio turnover rate	69%	24%	119%	185%		211%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.
(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.
(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.29% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.23% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

18	2 0 2 0 A N N U A L R E P O R T

Financial Highlights

Quaker Impact Growth Fund

(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$35.96	$33.40	$29.12	$24.82		$27.62
Income from investment operations:
Net investment income (loss)(1)	(0.26)	(0.25)	(0.17)	(0.01)		(0.27)
Net realized and unrealized gain (loss) on investments	2.20	2.81	4.45	4.31		(2.53)
Total from investment operations	1.94	2.56	4.28	4.30		(2.80)
Distributions to shareholders from:
Net investment income	—	—	—	—		—
Net realized capital gain	(0.67)	—	—	—		—
Total distributions	(0.67)	—	—	—		—
Net asset value, end of year	$37.23	$35.96	$33.40	$29.12		$24.82
Total Return(2)	5.31%	7.66%	14.70%	17.32%		(10.14)%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$8,606	$8,746	$9,039	$9,005		$13,457
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	1.84%	2.23%	2.05%	2.09	%(3)(4)	2.05	%(3)(4)
After expense reimbursements or recoveries	1.84%	2.23%	2.05%	1.97	%(3)(5)	1.99	%(3)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries	(0.72)%	(0.74)%	(0.53)%	(0.15	)%(3)	(1.09	)%(3)*
After expense reimbursements or recoveries	(0.72)%	(0.74)%	(0.53)%	(0.03	)%(3)	(1.03	)%(3)*
Portfolio turnover rate	69%	24%	119%	185%		211%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.
(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.
(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	19

Financial Highlights

Quaker Small/Mid-Cap Impact Value Fund

(For a Share Outstanding Throughout each Year)

	Advisor Class

	Years Ended June 30,
	2020		2019		2018	2017	2016
Net asset value, beginning of year	$17.65		$23.23		$24.13	$20.09	$24.15
Income from investment operations:
Net investment income (loss)(1)	0.09		0.08		(0.23)	(0.20)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.91)		0.12		3.03	4.24	(2.26)
Total from investment operations	(4.82)		0.20		2.80	4.04	(2.34)
Distributions to shareholders from:
Net investment income	(0.34)		—		—	—	—
Net realized capital gain	(1.00)		(5.78)		(3.70)	—	(1.72)
Total distributions	(1.34)		(5.78)		(3.70)	—	(1.72)
Net asset value, end of year	$11.49		$17.65		$23.23	$24.13	$20.09
Total Return(2)	(30.04)%		3.17%		12.07%	20.11%	(9.93)%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$5,890		$9,176		$4,737	$6,434	$6,431
Ratio of expenses to average net assets:
Before expense reimbursements	2.38	%(3)	2.84	%(3)	2.44%	2.21%	1.93%
After expense reimbursements	1.55	%(3)	2.65	%(3)	2.44%	2.21%	1.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements	(0.28	)%(3)	0.28	%(3)	(0.99)%	(0.89)%	(0.37)%
After expense reimbursements	0.55	%(3)	0.47	%(3)	(0.99)%	(0.89)%	(0.37)%
Portfolio turnover rate	117%		111%		122%	146%	119%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.
(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

20	2 0 2 0 A N N U A L R E P O R T

Financial Highlights

Quaker Small/Mid-Cap Impact Value Fund

(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2020		2019		2018	2017	2016
Net asset value, beginning of year	$19.36		$24.83		$25.49	$21.17	$25.29
Income from investment operations:
Net investment income (loss)(1)	0.13		0.15		(0.19)	(0.15)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.41)		0.16		3.23	4.47	(2.37)
Total from investment operations	(5.28)		0.31		3.04	4.32	(2.40)
Distributions to shareholders from:
Net investment income	(0.41)		—		—	—	—
Net realized capital gain	(1.00)		(5.78)		(3.70)	—	(1.72)
Total distributions	(1.41)		(5.78)		(3.70)	—	(1.72)
Net asset value, end of year	$12.67		$19.36		$24.83	$25.49	$21.17
Total Return(2)	(29.89)%		3.47%		12.39%	20.41%	(9.71)%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$12,699		$10,811		$9,747	$20,952	$24,642
Ratio of expenses to average net assets:
Before expense reimbursements	2.13	%(3)	2.58	%(3)	2.19%	1.96%	1.68%
After expense reimbursements	1.30	%(3)	2.39	%(3)	2.19%	1.96%	1.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements	(0.03	)%(3)	0.53	%(3)	(0.74)%	(0.64)%	(0.12)%
After expense reimbursements	0.80	%(3)	0.72	%(3)	(0.74)%	(0.64)%	(0.12)%
Portfolio turnover rate	117%		111%		122%	146%	119%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.
(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

2 0 2 0 A N N U A L R E P O R T	21

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was originally organized as a Massachusetts business trust on October 24, 1990, and was reorganized as a Delaware statutory trust on September 30, 2018. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest for each of its series. Currently, the Trust offers two series: Quaker Impact Growth Fund (“Impact Growth”) and Quaker Small/Mid-Cap Impact Value Fund (“Small/Mid-Cap Impact Value”) (each a “Fund” and collectively, “Funds”). Both Funds are diversified. The investment objectives of each Fund are set forth below. Community Capital Management, Inc. (“CCM”) has managed the Funds since January 1, 2018.

Impact Growth and Small/Mid-Cap Impact Value commenced operations on November 25, 1996. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these Funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The Funds offer two classes of shares: Advisor Class and Institutional Class. The Advisor Class shares are charged a distribution and service fee; and Institutional Class shares bear no distribution fee but have higher minimum investment thresholds. CCM has the ability to waive the minimum investment for Institutional Class shares at its discretion.

On February 1, 2019 the Trust amended and restated its Registration Statement to change each of the Funds’ performance reporting history. The inception date for each of the Fund’s performance reporting history is now January 1, 2018, the date CCM became the Adviser to the Funds.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the reporting period, if any, is included in the Statements of Assets and Liabilities.

22	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Realized and unrealized gains and losses, if any, are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund may receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s equity holdings are, the projected final distribution applied for lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.

2 0 2 0 A N N U A L R E P O R T	23

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy may include, but are not limited to, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these or other methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

24	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

IMPACT GROWTH FUND

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$49,995,623	$—	$—	$49,995,623
Real Estate Investment Trusts	3,006,334	—	—	3,006,334
Rights	12,530	—	—	12,530
Escrow Shares(1)	—	—	28,449	28,449
Escrow Notes(1)	—	—	0	0
Money Market Fund	3,655,531	—	—	3,655,531
Total Investments in Securities	$56,670,018	$—	$28,449	$56,698,467

SMALL/MID-CAP IMPACT VALUE FUND

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$10,388,025	$—	$—	$10,388,025
Business Development Company	497,446	—	—	497,446
Preferred Stocks	683,443	—	—	683,443
Real Estate Investment Trusts	6,142,240	—	—	6,142,240
Money Market Fund	977,727	—	—	977,727
Total Investments in Securities	$18,688,881	$—	$—	$18,688,881

(1) See the Impact Growth Fund’s Schedule of Investments for industry classifications of the two securities noted as Level 3.

Level 3 Reconciliation

The following is a reconciliation of each Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

IMPACT GROWTH FUND

	Balance as of June 30, 2019	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts / premiums	Transfers in to Level 3	Balance as of June 30, 2020
Escrow Shares	$67,839	$—	$—	$—	$(39,390)	$—	$—	$28,449
Escrow Notes	$0	$—	$—	$—	$—	$—	$—	$0
Total	$67,839	$—	$—	$—	$(39,390)	$—	$0	$28,449
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2020								$(39,390)

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2020:

IMPACT GROWTH FUND

	Fair Value at June 30, 2020	Valuation Technique	Unobservable Input	Input Values
Escrow Shares
Airlines	$28,449	Market approach	Estimated obligations to other parties	60mm*
Escrow Notes
Retail	$0	Profitability expected return method	Uncertainty of any additional future payout	$0.00**
*	An increase in the unobservable input would decrease the valuation and a decrease in the unobservable input would increase the valuation.
**	An increase in the unobservable input would increase the valuation and a decrease in the unobservable input would decrease the valuation.

2 0 2 0 A N N U A L R E P O R T	25

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with FASB Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Funds identify their major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of Delaware. Management has reviewed the tax positions for each of the three open tax years as of June 30, 2020 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D. Short Sales of Investments. The Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds did not have any short sales during the fiscal year ended June 30, 2020.

E. Written Options Contracts. The Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When

26	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

a written call option is exercised, the difference between the premium and the amount for effecting a purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Funds did not have any written option contracts for the fiscal year ended June 30, 2020.

F. Purchased Options. The Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities. The Funds did not have any purchased options for the fiscal year ended June 30, 2020.

G. Futures Contracts. The Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any futures contracts during the fiscal year ended June 30, 2020.

2 0 2 0 A N N U A L R E P O R T	27

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

H. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I. Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any forward foreign currency contracts during the fiscal year ended June 30, 2020.

J. Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

28	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

L. Expense Allocations. Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets or by other equitable means.

M. Distributions to Shareholders. Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

O. Derivative Instruments. The Funds follow certain regulatory guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The Funds did not have any derivative instruments at June 30, 2020.

Note 3 — Investment Advisory Fee and Other Related Party Transactions

Community Capital Management, Inc. (“CCM” or “Adviser”) serves as investment adviser to each Fund.

Each Fund paid advisory fees shown in the table below for the fiscal year ended June 30, 2020. Amounts paid and reimbursed are expressed as dollar amounts and annualized percentages of average net assets.

	Advisory Fees Paid	Percentage of Advisory Fees Paid	Advisory Fees Reimbursed	Percentage of Advisory Fees Reimbursed
Impact Growth	$443,676	0.75%	N/A	N/A
Small/Mid-Cap Impact Value	204,424	0.90%	$188,993	0.83%

On May 1, 2019, CCM contractually agreed to waive a portion of its management fee and /or assume expenses to the extent necessary to reduce the total operating expenses of Small/Mid-Cap Impact Vale (excluding 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expense, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Small/Mid-Cap Impact Value Fund’s average daily net assets through October 30, 2020. Pursuant to this agreement, CCM is entitled to recoup any fees that it waived and/or the Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by CCM will not cause the Fund to exceed any applicable expense limitation that was in place when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Fund by the Board upon (60) days written notice to CCM without payment of any penalty and shall automatically terminate upon the termination of the Fund’s advisory contract with CCM.

2 0 2 0 A N N U A L R E P O R T	29

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

At June 30, 2020, the unreimbursed amount paid and/or waived by the Adviser on behalf of Small/Mid-Cap Impact Value that may be recovered is $224,012. The Adviser may recapture portions of the above amounts no later than the dates stated below:

	June 30, 2022	June 30, 2023
Small/Mid-Cap Impact Value	$35,019	$188,993

At June 30, 2020, a shareholder owned 37.43% of the outstanding shares of the Institutional Class of the Small/Mid-Cap Impact Value, which is deemed to be “control” as defined in the 1940 Act.

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Advisor Class shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Advisor Class Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Advisor Class average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Advisor Class shareholders. The Advisor Class Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. Effective September 30, 2018,the Class C shares were merged into the Advisor Class shares. For the fiscal year ended June 30, 2020, Rule 12b-1 fees incurred are disclosed on the statement of operations for each Fund.

For the fiscal year ended June 30, 2020, the Trust paid Little Consulting Group, LLC the following fees for Chief Compliance Officer (“CCO”) services:

Fund	Amount
Impact Growth	$46,817
Small/Mid-Cap Impact Value	25,183

Note 4 — Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan on behalf of each of the Funds pursuant to which each Fund’s Class of shares may pay financial institutions; securities dealers and other industry professionals (“Shareholder Servicing Agents”) at an annual rate not to exceed 0.20% of the average daily net assets value.

For the fiscal year ended June 30, 2020, shareholder servicing fees incurred are:

Fund	Amount
Impact Growth	$64,127
Small/Mid-Cap Impact Value	18,613

Note 5 — Purchases and Sales of Investments

For the fiscal year ended June 30, 2020 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales
Impact Growth	$39,118,774	$50,378,451
Small/Mid-Cap Impact Value	33,064,470	24,174,868

30	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2020 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Impact Growth	$44,577,360	$14,647,367	$(2,526,260)	$12,121,107
Small/Mid-Cap Impact Value	20,816,412	1,798,058	(3,925,589)	(2,127,531)

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Gain/ (Loss)	Total Distributable Earnings/ (Loss)
Impact Growth	$12,121,107	$—	$431,549	$(335,316)	$12,217,340
Small/Mid-Cap Impact Value	(2,127,531)	203,008	—	(6,762,525)	(8,687,048)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the differing book/tax treatment of unrealized appreciation (depreciation) on partnership adjustments.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2020, the capital loss carryovers, late year losses, post-October capital loss and the capital loss outstanding for the Funds were as follows:

Fund	Capital Loss Carryovers Indefinite	Late Year Loss	Post-October Capital Loss	Capital Loss Utilized
Impact Growth	$—	$335,316	$—	$—
Small/Mid-Cap Impact Value	—	—	6,762,525	—

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to shareholders. As of June 30, 2020, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

Fund	Total Distributable Earnings/(Loss)	Paid in Capital
Impact Growth	$(179,243)	$179,243
Small/Mid-Cap Impact Value	(14,728)	14,728

2 0 2 0 A N N U A L R E P O R T	31

Notes to the Financial Statements (continued)

Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2020 and 2019 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019
Impact Value	$—	$—	$1,118,696	$—
Small/Mid-Cap Impact Value	$1,027,832	$1,445,437	$869,858	$2,244,468

Note 9 — Fund Share Transactions

At June 30, 2020, there were an unlimited number of shares of beneficial interest with no par value authorized. The following table summarizes the activity in shares of each Fund:

	Impact Growth
	Year Ended 6/30/20		Year Ended 6/30/19
	Shares	Value	Shares	Value
Shares sold:
Advisor Class	21,178	$740,431	23,270	$749,915
Shares issued in connection with the reorganization of Class C (Note 10)	—	—	336,941	11,354,302
Shares issued in connection with the reorganization of Global Tactical Allocation (Note 10)	—	—	61,305	1,856,975
Class C	—	—	1,121	31,594
Institutional Class	18,683	690,288	12,913	419,316
Shares issued in connection with the reorganization of Global Tactical Allocation (Note 10)	—	—	11,734	372,805
Shares issued to shareholders due to reinvestment of distributions:
Advisor Class	24,107	888,323	—	—
Class C	—	—	—	—
Institutional Class	3,976	154,272	—	—
	67,944	$2,473,314	447,284	$14,784,907
Shares redeemed:
Advisor Class	(250,804)	(8,715,963)	(275,332)	(8,844,372)
Class C	—	—	(408,051)	(11,763,660)
Institutional Class	(34,737)	(1,244,834)	(52,071)	(1,760,384)
	(285,541)	$(9,960,797)	(735,454)	$(22,368,416)
Net increase (decrease)	(217,597)	$(7,487,483)	(288,170)	$(7,583,509)

32	2 0 2 0 A N N U A L R E P O R T

Notes to the Financial Statements (continued)

Note 9 — Fund Share Transactions (Continued)

	Small/Mid-Cap Impact Value
	Year Ended 6/30/20		Year Ended 6/30/19
	Shares	Value	Shares	Value
Shares sold:
Advisor Class	85,693	$1,368,826	24,003	$431,592
Shares issued in connection with the reorganization of Class C (Note 10)	—	—	54,043	1,281,850
Shares issued in connection with the reorganization of Mid-Cap Value (Note 10)	—	—	235,980	3,896,620
Class C	—	—	20	360
Institutional Class	724,315	13,021,106	47,276	918,611
Shares issued in connection with the reorganization of Mid-Cap Value (Note 10)	—	—	44,049	794,871
Shares issued to shareholders due to reinvestment of distributions:
Advisor Class	34,789	623,772	87,993	1,442,274
Class C	—	—	—	—
Institutional Class	59,123	1,167,079	114,100	2,047,338
	903,920	$16,180,783	607,464	$10,813,516
Shares redeemed:
Advisor Class	(127,790)	(1,859,725)	(86,198)	(1,584,724)
Class C	—	—	(71,842)	(1,293,337)
Institutional Class	(339,929)	(5,155,619)	(39,479)	(850,738)
	(467,719)	$(7,015,344)	(197,519)	$(3,728,799)
Net increase (decrease)	436,201	$9,165,439	409,945	$7,084,717

Note 10 — Plan of Reorganization

On August 2, 2018 and September 20, 2018, the Board of Trustees of the Trust approved a two part plan of reorganization (the “Reorganization”), under part one of the reorganization Class C shares of the Impact Growth and Small/Mid-Cap Impact Value merged into the Advisor Class shares and removed the Advisor Class shares front end load.

The first part of the Reorganization was as of the close of business on September 28, 2018. The reorganization was accomplished by a tax free exchange of Class C shares for Advisor Class shares of each Fund in the following amounts and at the following conversion ratios:

Fund	Class C shares Prior to Reorganization	Conversion Ratio	Advisor Class shares
Impact Growth	393,689	0.85585576	336,941
Small/Mid-Cap Impact Value	71,202	0.75900958	54,043

The second part of the Reorganization was as of the close of business on October 26, 2018, whereby the Impact Growth Fund (“Acquiring Fund A”) acquired all of the net assets of the Global Tactical Allocation Fund (“Acquired Fund A”), and the Small/Mid-Cap Impact Value Fund (“Acquiring Fund B”) acquired all of the net assets of the Mid-Cap Value Fund (“Acquired Fund B”). The acquisitions were accomplished by tax free exchanges of each Class of Acquired Fund A for each corresponding Class of Acquiring Fund A and each Class of Acquired Fund B for each corresponding Class of Acquiring Fund B in the following share amounts and at the following conversion ratios:

	Global Tactical Allocation Fund (“Acquired Fund A”)	Conversion Ratio	Impact Growth Fund (“Acquiring Fund A”)
Advisor Class Shares	182,901	0.33518079	61,305
Institutional Class Shares	31,645	0.37080792	11,734

2 0 2 0 A N N U A L R E P O R T	33

Notes to the Financial Statements (continued)

Note 10 — Plan of Reorganization (Continued)

	Mid-Cap Value Fund (“Acquired Fund B”)	Conversion Ratio	Small/Mid-Cap Impact Value Fund (“Acquiring Fund B”)
Advisor Class Shares	138,954	1.69825986	235,980
Institutional Class Shares	26,757	1.64625419	44,049

The Acquired Fund A and Acquired Fund B net assets and composition of net assets on October 26, 2018, the valuation date of the Reorganization, were as follows:

	Net Assets	Paid-in Capital	Accumulated Gain/(Loss)
Acquired Fund A	$2,229,780	$2,340,235	$(110,455	)*
Acquired Fund B	4,691,491	4,095,454	596,037	*

*	Includes unrealized appreciation/depreciation of $(30,658) and $654,508 for Acquired Fund A and Acquired Fund B, respectively.

The net assets of the Acquiring Fund A and Acquiring Fund B before the acquisition were $59,198,210 and $13,977,138, respectively. The aggregate net assets of Acquiring Fund A and Acquiring Fund B immediately after the acquisition amounted to $61,427,990 and $18,668,629, respectively.

The purpose of this transaction was to combine Acquired Fund A and Acquiring Fund A (collectively “Combined Fund A”) and Acquired Fund B and Acquiring Fund B (collectively “Combined Fund B”), all managed by CCM. The Board and CCM believe that each of these reorganizations was in the best interests of the shareholders and each Combined Fund may benefit from the larger combined assets and efficiencies.

Assuming the acquisitions had been completed on July 1, 2018, the beginning of the fiscal reporting period of each of the Combined Funds, the pro forma results of operations for the fiscal year ended June 30, 2019 are as follows:

Fund	Net Investment income/(losses)	Net Realized gain/(loss) on investments	Change in unrealized gain/(loss) on investments	Net (decrease) in net assets resulting from operations
Combined Fund A	$(635,930)	$2,014,673	$3,054,783	$4,433,526
Combined Fund B	81,193	2,075,345	(1,639,412)	517,126

Because the combined Fund portfolios have each been managed as single integrated portfolios since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of each of the Acquired Funds.

Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12 — Events Subsequent to Year-End

Management has evaluated portfolio related events and transactions that occurred subsequent to June 30, 2020 through the date of issuance of the financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the financial statements.

34	2 0 2 0 A N N U A L R E P O R T

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Quaker Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Quaker Impact Growth Fund and Quaker Small / Mid-Cap Impact Value Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 21, 2020

2 0 2 0 A N N U A L R E P O R T	35

Trustees and Officers (unaudited)

June 30, 2020

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by CCM subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

Name, Age & Address*	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Directorships Held by Trustee(1)
Independent Trustees
James R. Brinton Age 66	Chair Trustee Lead Independent Trustee	Since 2018 Since 2002 2007–2018	Vice President, Retired since 2019. BMT Insurance Advisors (a commercial insurance brokerage firm) from 2015 to 2019.	2	None
Everett T. Keech Age 80	Trustee	2005–Present	Chairman, Technology Development Corp., since 1997; Affiliated Faculty, University of Pennsylvania since 1998.	2	Director, Technology Development Corp.
Gary Edward Shugrue Age 66	Trustee	2008–Present	Veritable, LP (investment advisory firm) since 2015; President and Chief Investment Officer, Ascendant Capital Partners from 2001–2015.	2	Director, RFS Family of Funds/UMB Fund Services
Warren West Age 63	Trustee	2003–Present	Retired since 2017. Greentree Brokerage Services, Inc. from 1998–2017.	2	None
Interested Trustee
Alyssa Greenspan(2) Age 48	President Trustee	Since January, 2018 Since June, 2018	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	2	None

36	2 0 2 0 A N N U A L R E P O R T

Trustees and Officers (unaudited) (continued)

Name, Age & Address*	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Directorships Held by Trustee(1)
Officers
Todd Cohen Age 54	Secretary	Since June, 2018	Chief Executive Officer, Community Capital Management, Inc. since January 2015; President and Chief Investment Officer, Community Capital Management, Inc. January 2007–January 2015.	N/A	N/A
David K. Downes Age 80	Treasurer	Since June, 2018	Chair of the Board of Community Capital Management, Inc. since January 2016; Vice Chair of Community Capital Management, Inc. from February 2015 to January 2016; Chief Executive Officer, Community Capital Management, Inc. from January 2004–February 2015.	N/A	N/A
Stefanie Little Age 52	Chief Compliance Officer	Since June, 2018	Chief Compliance Officer, Community Capital Management, Inc. (2010–present). Chief Compliance Officer for Quaker Investment Trust since June, 2018. Founder of Chenery Compliance Group, LLC (2015–present); Managing Member SEC Compliance Alliance, LLC (2012–2019), President of Little Consulting Group, Inc. (2011–present).	N/A	N/A
*	The address for each Trustee and Officer is Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, Florida 33331.
(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.
(2)	Ms. Greenspan is an “interested person” of the Trust (as defined in the 1940 act) due to the position she holds with Community Capital Management, Inc.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers is available, without charge, upon request by calling (800) 220-8888.

2 0 2 0 A N N U A L R E P O R T	37

General Information (unaudited)

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-Port (beginning with filings after March 31, 2020). Each Fund’s Forms N-Q or Part F of Form N-Port, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q or Part F of Form N-Port may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2020. During the fiscal year ended June 30, 2020, the following Funds paid long-term capital distribution.

Fund
Impact Growth	$1,118,696
Small/Mid-Cap Impact Value	869,858

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following percentage of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Percentage
Small/Mid-Cap Impact Value	48.25%

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following percentage of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Percentage
Small/Mid-Cap Impact Value	43.90%

During the fiscal year ending June 30, 2020, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Fund	Percentage
Small/Mid-Cap Impact Value	48.99%

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisers.

38	2 0 2 0 A N N U A L R E P O R T

General Information (unaudited) (continued)

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

2 0 2 0 A N N U A L R E P O R T	39

General Information (unaudited) (continued)

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

40	2 0 2 0 A N N U A L R E P O R T

(This Page Intentionally Left Blank.)

The Quaker Funds are distributed by

Foreside Fund Services, LLC.

Contact us:

Quaker Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC.

PO Box 701

Milwaukee, WI 53201-0701

800.220.8888

www.ccminvests.com

©2020 Quaker® Investment Trust

QKAR 062020

Item 2. Code of Ethics.

As of the period ended June 30, 2020 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been changes made to, amendments to, or waivers from, provisions of the code of ethics. A copy of this code of ethics is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Gary E. Shugrue audit committee financial expert serving on the registrant’s audit committee and determined that Gary E. Shugrue is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2020 and $25,000 for 2019.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2020 and $10,000 for 2019. The decrease in fees billed is due to the decrease from four portfolios to two portfolios in the Trust. The services for each of the fiscal years ended June 30, 2020 and June 30, 2019 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)
The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2020 and $0 for 2019.

(h)
The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Quaker Investment Trust

By (Signature and Title) /s/ Alyssa Greenspan
    Alyssa Greenspan,
    President/Principal Executive Officer

Date   August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Alyssa Greenspan
    Alyssa Greenspan,
    President/Principal Executive Officer

Date    August 25, 2020

By (Signature and Title) /s/ David Downes
David Downes
Treasurer/Principal Financial Officer

Date    August 24, 2020